Filed pursuant to Rule 497(a)
under the Securities Act of 1933,
as amended, File No. 333-169177
Rule 482 ad
Kayne Anderson Midstream/Energy Fund, Inc. Announces the Pricing of its Initial Public Offering
Houston, TX — November 23, 2010 — Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”), a newly organized closed-end fund, announced today the pricing of its initial public offering of common stock. The Fund agreed to sell a total of 19,000,000 shares at a price of $25.00 per share (not including 2,850,000 shares that the underwriters may purchase pursuant to a 45-day option to cover over-allotments). Shares will begin trading on November 24, 2010 on the New York Stock Exchange under the symbol “KMF”.
The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its stockholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream Master Limited Partnerships (“MLPs”), (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. Net proceeds from this offering will be used to make investments consistent with the Fund’s investment objective and investment policies.
The Fund will be managed by KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P., a leading investor in MLPs. As of September 30, 2010, Kayne Anderson and its affiliates managed assets of approximately $9.9 billion, including $8.5 billion in the Midstream/Energy Sector.
UBS Investment Bank, BofA Merrill Lynch, Citi, Morgan Stanley and Wells Fargo Securities are acting as joint book-running managers. Ameriprise Financial Services, Inc., Baird, Barclays Capital, RBC Capital Markets and Stifel Nicolaus Weisel are acting as senior co-managers on the offering. A copy of the prospectus relating to the offering may be obtained from the following addresses:

UBS Investment Bank	BofA Merrill Lynch
Attn: Prospectus Department	Attn: Prospectus Department
299 Park Avenue	4 World Financial Center
New York, NY 10171	New York, NY 10080
Telephone: 888-827-7275	Email: dg.prospectus_requests@baml.com

Citi	Morgan Stanley
Attn: Prospectus Department	Attn: Prospectus Department
Brooklyn Army Terminal	180 Varick Street, 2nd Floor
140 58th Street, 8th Floor	New York, NY 10014
Brooklyn, NY 11220	Email: prospectus@morganstanley.com
Telephone: 800-831-9146	Telephone: 866-718-1649
Email: batprospectusdept@citi.com

Wells Fargo Securities
Attention: Equity Syndicate Dept.
375 Park Ave
New York, NY 10152
Telephone: 800-326-5897
Email: cmclientsupport@wellsfargo.com

Investors may also obtain the prospectus free of charge from the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
An investor should read the Fund’s prospectus carefully before investing. The prospectus contains important information about the Fund and its investment objective and policies, risks, charges and expenses.
This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the SEC.
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Kayne Anderson Midstream/Energy Fund, Inc. is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, whose common stock will be traded on the New York Stock Exchange commencing November 24, 2010. The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its stockholders by investing at least 80% of its total assets in securities of companies in the Midstream/Energy Sector, consisting of: (a) Midstream Master Limited Partnerships (“MLPs”), (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. The Fund anticipates that the majority of its investments will consist of investments in Midstream MLPs and Midstream Companies. See Glossary of Key Terms on page ii of the Prospectus for definitions of certain key terms.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.
CONTACT:
KA Fund Advisors, LLC
Monique Vo, 877-657-3863
http://www.kaynefunds.com